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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-84656 and 333-17773) of Gray Television, Inc. of our report dated May 28, 2004 relating to the financial statements of the Gray Television, Inc. Capital Accumulation Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
June 25, 2004